Western Union Second Quarter 2010 Earnings Webcast & Conference Call July 27, 2010 Exhibit 99.2

Mike Salop Senior Vice President, Investor Relations * * *

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995.
These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,”
“intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The
Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section and throughout the Annual Report on Form 10-K for the year ended
December 31, 2009. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in immigration laws, patterns and other factors related to migrants; our ability to adapt technology in response to changing industry and consumer needs or trends; our failure to develop and introduce new products, services and enhancements, and gain market acceptance of such products; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing, and/or changing regulatory or enforcement interpretations of those laws; failure to comply with the settlement agreement with the State of Arizona; the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code of 1986, as amended, and governmental or judicial interpretations thereof; changes in general economic conditions and economic conditions in the regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents or clients, or the value of, or our ability to recover our investments or amounts payable to us; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; our ability to resolve tax matters with the Internal Revenue Service and other tax authorities consistent with our reserves; mergers, acquisitions and integration of acquired businesses and technologies into our company, and the realization of anticipated financial benefits from these acquisitions; changes in, and failure to manage effectively exposure to, foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers and payment transactions; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our regulators worldwide; our ability to maintain our agent network and business relationships under terms consistent with or more advantageous to us than those currently in place; failure to implement agent contracts according to schedule; deterioration in consumers’
and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, clients and consumers or non-performance by our banks, lenders, other financial services providers or insurers; any material breach of security of or interruptions in any of our systems; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments;  failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other money transfer services providers, including telecommunications providers, card associations, card-based payment providers and electronic and internet providers; our ability to protect our brands and our other intellectual property rights; our failure to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; cessation of various services provided to us by third-party vendors; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; our ability to attract and retain qualified key employees and to manage our workforce successfully; significantly slower growth or declines in the money transfer market and other markets in which we operate; adverse consequences from our spin-off from First Data Corporation; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; catastrophic events; and management’s ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer * * *

Overview Continued momentum Diversified portfolio Americas improvement Strong margins and shareholder payout Global network, emerging opportunities 5 Foundation for future growth

Hikmet Ersek Chief Operating Officer & CEO-Elect * * *

Q2 Highlights
Consumer-to-Consumer money transfer
Broad-based growth
Americas leading improvement
Continued growth internationally
Global Business Payments
Custom House expanded
U.S. bill payment declined as expected
Electronic Channels
Prepaid:  >500,000 prepaid cards; >8,000 locations offering cards
Westernunion.com: >60% transaction growth in international markets
Account-based money transfer:  >70% transaction growth, 20 banks
Mobile:  >60,000 locations enabled, 17 countries

Consumer-to-Consumer

Revenue Transactions
Q2 2010
(1)% 5%
Europe, Middle East, Africa, S. Asia
44% of Western Union revenue
EMEASA constant currency revenue increased
Transaction growth in European Union
Solid performance in Russia
Modest transaction declines in Gulf

Revenue
Transactions
Americas 1% 12%
32% of Western Union revenue
Momentum continued from recent quarters
Positive quarter for Mexico
Solid performance in U.S Outbound
28% U.S. domestic money transfer transaction growth; >30%
operating margin
Q2 2010
Consumer-to-Consumer

Revenue Transactions
Asia Pacific
11% 14%
8% of Western Union revenue
Philippines transaction growth remained strong
China grew revenue 11% on 6% transaction increase
Opportunities in Japanese market
Q2 2010
Consumer-to-Consumer

Global Business Payments

Revenue Transactions
Global Business Payments 9% (6)%
14% of Western Union revenue
Custom House revenue increased to $28 million; investing to expand
Challenges in U.S. bill payments; integrating with Americas
Pago Facil continued positive performance
Q2 2010

Restructuring Overview
Objectives:
Enhance speed and execution
Drive long-term growth
Realize cost efficiencies
Reduce layers and leverage cost structure
Leverage global centers of excellence
On-going commitment to process improvement

Scott Scheirman Executive Vice President & Chief Financial Officer * * *

$37
$217
$1,000
$29
$249
$995
Q2 2009
Q2 2010
Transaction Fee
Foreign Exchange
Other

Revenue

($ in millions)
$1,254
Consolidated revenue up 2%
or up 3% constant currency
adjusted
Transaction fees flat
Foreign exchange revenue
increased 15%, primarily due
to Custom House
$1,273
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

C2C Remittance Trends
Total Q2 Western Union cross-
border principal of $17 billion
Increased 6% on reported basis
Increased 7% constant currency
Principal per transaction declined 2%

+9%
C2C Transactions
(millions)
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

+9%
+2%
+1%
Transaction
Growth
Domestic
Price
Reduction /
Mix
Other Price
Reductions
Other Mix Constant
Currency
Revenue
Growth
Currency
Impact
GAAP
Revenue
Growth
C2C Transaction and Revenue Growth

Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q2 2010

27.2%
25.6%
24.4%
27.1%
Q2 2009
Q1 2010
Q2 2010
GAAP
Q2 2010
Excluding
Restructuring

Operating Margin
Consistent operating margin
YoY excluding restructuring
•
Lower marketing
•
Custom House investment
and amortization
Operating margin excluding
restructuring improved 150
basis points from Q1 10
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Restructuring Update

~$80 million restructuring charges expected through 2011
Majority to occur in 2010
$35 million restructuring charge in Q2
~$10 million in Cost of Services
~$25 million in SG&A
~$50 million annualized pre-tax savings in 2012
~$10 million savings in 2010
$30 million to $40 million savings in 2011
Significant savings, enhancing
speed/execution, and driving growth

C2C Operating Margin
C2C operating margin
increased 150 basis points YoY
Lower marketing
Operational efficiencies
C2C operating margin
improved 170 basis points from
Q1 10
Expect full year C2C margin
expansion in 2010 compared to
2009

WESTERN UNION | yes!

26.8%
20.7%
18.9%
Q2 2009
Q1 2010
Q2 2010

26.1%
25.5%
Q1 2010
Q2 2010

Global Business Payments
Operating Margin
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Segment margin declined YoY
Custom House investments
and amortization
Reduced volumes in U.S. bill
payment business
Custom House
Base business profitable
Slightly dilutive in 2010 due to
investment spending and
amortization
GAAP Excluding
Custom
House

Financial Strength
YTD
Cash Flow from Operations Excluding Tax Deposit $576 million
Refundable IRS Tax Deposit ($250) million
GAAP Cash Flow from Operations $326 million
Capital Expenditures $44 million
Stock Repurchases $417 million
Dividends $80 million
Cash Balance, June 30, 2010 $1.7 billion
Debt Outstanding, June 30, 2010 $3.3 billion
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

2010 Outlook

GAAP revenue in a range of -2% to +1%
Constant currency revenue growth 2% higher than GAAP (0% to +3%)
GAAP EPS of $1.24 to $1.29, including $0.07 of restructuring charges
EPS excluding restructuring charges of $1.31 to $1.36
Constant currency EPS $0.02 higher
GAAP cash flow from operating activities of $800 million to $900 million, including a $250 million reduction due to the first quarter refundable tax deposit
Raising constant currency revenue
and EPS, excluding restructuring
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Questions & Answers Hikmet Ersek & Scott Scheirman * * *

Appendix Second Quarter 2010 Earnings Webcast & Conference Call July 27, 2010 24

Western Union's management believes the non-GAAP measures presented provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods. These non-GAAP measurements include revenue change constant currency adjusted, operating income margin excluding restructuring expenses, earnings per share and earnings per share change excluding restructuring expenses, earnings per share constant currency adjusted excluding restructuring expenses, consumer-to-consumer segment revenue change constant currency adjusted, international consumer-to-consumer revenue change constant currency adjusted, consumer-to-consumer cross-border principal constant currency adjusted, consumer-to-consumer principal per transaction constant currency adjusted, Global Business Payments revenue change excluding Custom House, Global
Business Payments operating income margin excluding Custom House, cash flows from operations excluding refundable IRS tax deposit, 2010 revenue outlook constant currency adjusted, 2010 operating income margin outlook excluding restructuring expenses, 2010 earnings per share outlook excluding restructuring expenses and 2010 full year effective tax rate outlook excluding restructuring expenses.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included below.
Non-GAAP Measures

Reconciliation of Non-GAAP Measures

2Q09 3Q09 4Q09 FY2009 1Q10 2Q10 YTD 2Q10
Consolidated Metrics
Revenues, as reported (GAAP) $   1,254.3 $   1,314.1 $   1,314.0 $   5,083.6 $   1,232.7 $   1,273.4 $   2,506.1
Foreign currency translation impact (a) 60.1 31.1 (32.4) 119.5 (20.0) 16.1 (3.9)
Revenues, constant currency adjusted $   1,314.4 $   1,345.2 $   1,281.6 $   5,203.1 $   1,212.7 $   1,289.5 $   2,502.2
Reversal of Custom House revenues (e) N/A (7.9) (22.9) (30.8) (25.6) (28.5) (54.1)
Revenues, constant currency adjusted, excluding Custom House $   1,314.4 $   1,337.3 $   1,258.7 $   5,172.3 $   1,187.1 $   1,261.0 $   2,448.1
Prior year revenues, as reported (GAAP) $   1,347.1 $   1,377.4 $   1,291.6 $   5,282.0 $   1,201.2 $   1,254.3 $   2,455.5
Revenue change, as reported (GAAP) (7)% (5)% 2% (4)% 3% 2% 2%
Revenue change, constant currency adjusted (2)% (2)% (1)% (1)% 1% 3% 2%
Revenue change, constant currency adjusted, excluding Custom House (2)% (3)% (3)% (2)% (1)% 1% 0%
Operating income, as reported (GAAP) $      341.7 $      281.5 $      318.6 $   1,282.7 $      315.8 $      311.0 $      626.8
Reversal of settlement accrual (b) N/A 71.0 N/A 71.0 N/A N/A N/A
Reversal of restructuring and related expenses (c) N/A N/A N/A N/A N/A 34.5 34.5
Operating income, excluding settlement accrual and restructuring $      341.7 $      352.5 $      318.6 $   1,353.7 $      315.8 $      345.5 $      661.3
Operating income margin, as reported (GAAP) 27.2% 21.4% 24.2% 25.2% 25.6% 24.4% 25.0%
Operating income margin, excluding settlement accrual and restructuring N/A 26.8 % N/A 26.6 % N/A 27.1% 26.4%
Net income, as reported (GAAP) $      220.2 $      181.0 $      223.7 $      848.8 $      207.9 $      221.0 $      428.9
Foreign currency translation impact, net of income tax (a) (4.2) (12.0) (0.5) (7.4) (0.7) 5.5 4.8
Reversal of settlement accrual, net of income tax benefit (b) N/A 53.9 N/A 53.9 N/A N/A N/A
Reversal of restructuring and related expenses, net of income tax benefit (c) N/A N/A N/A N/A N/A 22.4 22.4
Net income, constant currency, settlement accrual, and restructuring adjusted $      216.0 $      222.9 $      223.2 $      895.3 $      207.2 $      248.9 $      456.1
Diluted earnings per share ("EPS"), as reported (GAAP) ($ - dollars) $       0.31 $       0.26 $       0.32 $       1.21 $       0.30 $       0.33 $       0.63
Impact from restructuring and related expenses, net of income tax benefit (c) ($ - dollars) N/A N/A N/A N/A N/A 0.03 0.04
Diluted EPS, restructuring adjusted ($ - dollars) $       0.31 $       0.26 $       0.32 $       1.21 $       0.30 $       0.36 $       0.67
Diluted EPS change, restructuring adjusted N/A N/A N/A N/A N/A 16% N/A
Foreign currency translation impact, net of income tax (a) ($ - dollars) - (0.01) - (0.01) - 0.01 -
Impact from settlement accrual, net of tax benefit (b) ($ - dollars) N/A 0.07 N/A 0.08 N/A N/A N/A
Diluted EPS, constant currency, settlement accrual, and restructuring adjusted ($ - dollars) $       0.31 $       0.32 $       0.32 $       1.28 $       0.30 $       0.37 $       0.67
Diluted weighted-average shares outstanding ($ - dollars) 702.7 701.6 693.2 701.0 684.2 671.6 677.9
Cash flows from operations, as reported $      249.7 $      351.7 $      260.1 $   1,218.1 $       74.4 $      251.7 $      326.1
Reversal of refundable IRS tax deposit (d) N/A N/A N/A N/A 250.0 N/A 250.0
Cash flows from operations, tax deposit adjusted $      249.7 $      351.7 $      260.1 $   1,218.1 $      324.4 $      251.7 $      576.1

Reconciliation of Non-GAAP Measures

2Q09 3Q09 4Q09 FY2009 1Q10 2Q10 YTD 2Q10
Consumer-to-Consumer Segment
Revenues, as reported (GAAP) $       1,065.5 $       1,117.8 $       1,113.7 $       4,300.7 $       1,030.2 $       1,073.1 $       2,103.3
Foreign currency translation impact (a) 55.2 24.4 (36.2) 101.3 (21.9) 15.0 (6.9)
Revenues, constant currency adjusted $       1,120.7 $       1,142.2 $       1,077.5 $       4,402.0 $       1,008.3 $       1,088.1 $       2,096.4
Prior year revenues, as reported (GAAP) $       1,145.4 $       1,178.1 $       1,094.3 $       4,471.6 $       1,003.7 $       1,065.5 $       2,069.2
Revenue change, as reported (GAAP) (7)% (5)% 2% (4)% 3% 1% 2%
Revenue change, constant currency adjusted (2)% (3)% (2)% (2)% 0% 2% 1%
Principal per transaction, as reported ($ - dollars) $              358 $              371 $              365 $              363 $              357 $              351 $              354
Foreign currency translation impact (a) ($ - dollars) 24 12 (14) 12 (11) 2 (5)
Principal per transaction, constant currency adjusted ($ - dollars) $              382 $              383 $              351 $              375 $              346 $              353 $              349
Prior year principal per transaction, as reported ($ - dollars) $              402 $              401 $              372 $              392 $              358 $              358 $              358
Principal per transaction change, as reported (11)% (7)% (2)% (7)% 0% (2)% (1)%
Principal per transaction change, constant currency adjusted (5)% (4)% (6)% (5)% (3)% (2)% (2)%
Cross-border principal, as reported ($ - billions) $            15.9 $            17.0 $            17.1 $            65.0 $            16.1 $            16.8 $            32.9
Foreign currency translation impact (a) ($ - billions) 1.1 0.5 (0.7) 2.0 (0.5) 0.1 (0.4)
Cross-border principal, constant currency adjusted ($ - billions) $            17.0 $            17.5 $            16.4 $            67.0 $            15.6 $            16.9 $            32.5
Prior year cross-border principal, as reported ($ - billions) $            17.2 $            17.8 $            16.6 $            67.1 $            15.0 $            15.9 $            30.9
Cross-border principal change, as reported (8)% (5)% 3% (3)% 7% 6% 6%
Cross-border principal change, constant currency adjusted (1)% (1)% (1)% 0% 4% 7% 5%
International revenues, as reported (GAAP) $          875.0 $          926.5 $          943.4 $       3,559.7 $          862.0 $          890.8 $       1,752.8
Foreign currency translation impact (a) 53.5 22.6 (35.8) 96.0 (20.8) 15.7 (5.1)
International revenues, constant currency adjusted $          928.5 $          949.1 $          907.6 $       3,655.7 $          841.2 $          906.5 $       1,747.7
Prior year international revenues, as reported (GAAP) $          919.5 $          950.6 $          891.2 $       3,605.1 $          814.8 $          875.0 $       1,689.8
International revenue change, as reported (GAAP) (5)% (3)% 6% (1)% 6% 2% 4%
International revenue change, constant currency adjusted 1% 0% 2% 1% 3% 4% 3%

Reconciliation of Non-GAAP Measures

2Q09 3Q09 4Q09 FY2009 1Q10 2Q10 YTD 2Q10
Global Business Payments Segment .
Revenues, as reported (GAAP) $          164.4 $          171.3 $          181.8 $          691.7 $          181.8 $          179.3 $          361.1
Reversal of Custom House revenues (e) N/A (7.9) (22.9) (30.8) (25.6) (28.5) (54.1)
Revenues, excluding Custom House $          164.4 $          163.4 $          158.9 $          660.9 $          156.2 $          150.8 $          307.0
Prior year revenues, as reported (GAAP) $          179.4 $          176.4 $          174.2 $          719.8 $          174.2 $          164.4 $          338.6
Revenue change, as reported (GAAP) (8)% (3)% 4% (4)% 4% 9% 7%
Revenue change, excluding Custom House N/A (7)% (9)% (8)% (10)% (8)% (9)%
Operating income, as reported (GAAP) $            44.1 $            41.6 $            35.7 $          171.9 $            37.6 $            33.8 $            71.4
Reversal of Custom House operating loss (e) N/A 1.3 4.9 6.2 3.1 4.6 7.7
Operating income, excluding Custom House $            44.1 $            42.9 $            40.6 $          178.1 $            40.7 $            38.4 $            79.1
Operating income margin, as reported (GAAP) 26.8% 24.3% 19.6% 24.9% 20.7% 18.9% 19.8%
Operating income margin, excluding Custom House N/A 26.3% 25.5% 26.9% 26.1% 25.5% 25.8%

Reconciliation of Non-GAAP Measures

2010 Revenue Outlook Range
Revenue change (GAAP) (2)% 1%
Foreign currency translation impact (f)  2% 2%
Revenue change, constant currency adjusted 0% 3%
2010 Operating Income Margin Outlook Range
Operating income margin (GAAP) 24.5% 25.0%
Impact from restructuring and related expenses (c)  1.5% 1.5%
Operating income margin, restructuring adjusted 26.0% 26.5%
2010 EPS Outlook Range
EPS guidance (GAAP) ($ - dollars) $1.24 $1.29
Impact from restructuring and related expenses, net of income tax benefit (c) ($ - dollars) 0.07 0.07
EPS guidance, restructuring adjusted ($ - dollars) $1.31 $1.36
2010 Full Year Effective Tax Rate Outlook Range
Full year effective tax rate (GAAP)  22.5% 23.5%
Impact from restructuring and related expenses, net of income tax benefit (c)  0.5% 0.5%
Full year effective tax rate, restructuring adjusted  23.0% 24.0%

Footnote explanations

(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
(b) Accrual for an agreement to resolve the Company's disputes with the State of Arizona and certain other states and to fund a multi-state not-for-profit organization focused on border safety and security ("settlement accrual"). This item has been included in the selling, general and administrative expense line of the consolidated statements of income, and was not allocated to the segments.
(c) Restructuring and related expenses consist of direct and incremental costs associated with restructuring and related activities, including severance, outplacement and other employee related benefits; facility closure and migration of our IT infrastructure; other expenses related to relocation of various operations to new or existing Company facilities and third-party providers, including hiring, training, relocation, travel, and professional fees. Also included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and acceleration of depreciation. For purposes of calculating the adjusted non-GAAP 2010 earnings per share and full year effective tax rate outlook, the estimated 2010 restructuring and related expenses are net of an estimated income tax benefit of $22 million. Restructuring and related expenses were not allocated to the segments.
(d) The Company made a $250 million refundable tax deposit with the IRS in first quarter 2010.
(e) Represents the incremental impact from the acquisition of Custom House on consolidated revenue, Global Business Payments segment revenue and Global Business Payments segment operating income.
(f) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the
United States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the United States dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate. In addition, to compute constant currency earnings per share, the Company assumes the estimated impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges is consistent with the prior year.